UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2017

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio (Address of Principal Executive Offices)	45342
(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Teradata Corporation (“Teradata” or the “Company”) was held on April 19, 2017. At the Annual Meeting, the holders of a total of 118,632,900 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 90.63% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters: a proposal to elect Nancy E. Cooper, Daniel R. Fishback, David E. Kepler, and William S. Stavropoulos as Class I directors, an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote), an advisory (non-binding) vote on the frequency of say-on-pay votes, and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017. The number of shares voted with respect to each matter required to be reported herein was certified by an independent inspector of elections, the results of which are set forth below:

1. Election of Class I directors for three-year terms expiring at the 2020 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

1a. Nancy E. Cooper

For: 106,676,329	Against: 1,990,809	Abstain: 137,779	Broker Non-Votes: 9,827,983

1b. Daniel R. Fishback

For: 107,215,331	Against: 1,412,642	Abstain: 176,944	Broker Non-Votes: 9,827,983

1c. David E. Kepler

For: 105,756,510	Against: 2,913,850	Abstain: 134,557	Broker Non-Votes: 9,827,983

1d. William S. Stavropoulos

For: 105,636,190	Against: 3,029,345	Abstain: 139,382	Broker Non-Votes: 9,827,983

2. An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 105,571,416	Against: 2,913,546	Abstain: 319,955	Broker Non-Votes: 9,827,983

3. An advisory (non-binding) vote on the frequency of say-on-pay votes.

1 Year: 104,631,263	2 Years: 249,627	3 Years: 3,670,494	Abstain: 253,533

Broker Non-Votes: 9,827,983

Based on these results, Teradata’s Board of Directors has determined that the Company will hold an advisory (non-binding) shareholder vote on the compensation of its executives every year until the next required vote on the frequency of say-on-pay votes which will occur no later than the Company’s 2023 Annual Meeting.

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

For: 116,461,768	Against: 1,787,140	Abstain: 383,992

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Laura K. Nyquist
Name: Laura K. Nyquist
Title: General Counsel and Secretary

Dated: April 21, 2017